November 9, 1995
                 DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
                          SUPPLEMENT TO PROSPECTUS
                           DATED AUGUST 1, 1995
        THE FOLLOWING INFORMATION SUPERCEDES ANY CONTRARY INFORMATION CONTAINED IN, AND SHOULD BE READ IN CONJUNCTION WITH, THE SECTION IN THE FUND'S PROSPECTUS ENTITLED "DESCRIPTION OF THE FUND _ MANAGEMENT POLICIES."
        The Fund may purchase investment grade Municipal Obligations. Municipal Obligations are considered investment grade if they are rated at least Baa by Moody's or BBB by S&P or Fitch. Municipal Obligations rated BBB by S&P and Fitch lack outstanding investment characteristics and have speculative characteristics.
        THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES THE INFORMATION CONTAINED IN THE SECTIONS OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND," "HOW TO BUY FUND SHARES," "SHAREHOLDER SERVICES," AND "HOW TO REDEEM FUND SHARES":
        Effective December 1, 1995, Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, which is located at One American Express Plaza, Providence, Rhode Island 02903, will serve as the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").
        Effective January 1, 1996, the telephone number for the following transactions is 1-800-645-6561 or, if you are calling from overseas, 516-794-5452:
        *      Dreyfus TELETRANSFER Privilege
        *      Telephone Exchange Privilege
        *      Wire Redemption Privilege
        *      Telephone Redemption Privilege
591s111095